EXHIBIT 10 (c)


                              ENDORSEMENT NO. 1

                                    to the

             GUARANTY OF PERFORMANCE AND HOLD HARMLESS AGREEMENT
                           Effective:  July 1, 1996

                                by and between

                      HALLMARK FINANCIAL SERVICES, INC.

                                     and

                         DORINCO REINSURANCE COMPANY


 IT IS HEREBY AGREED, effective July 1, 2000, that subparagraph 8 of the Agreement shall be deleted and the following substituted therefor:

      "8. IT IS FURTHER AGREED, that American will maintain a surplus of $2,500,000, however, in the event American's surplus falls below $2,500,000 the Guarantor will provide within fifteen days, collateral in a form acceptable to Dorinco in an amount equal to 100% of American's liabilities due to County on business American assumes from County and does not retrocede to the Quota Share Retrocession Agreement."

 The provisions of this Agreement shall remain otherwise unchanged.

 IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate by:

                          Hallmark Financial Services, Inc.

                          By:    ______________________________________

                          Its:   ______________________________________

                          Date:  ______________________________________

                          Dorinco Reinsurance Company

                          By:    ______________________________________

                          Its:   ______________________________________

                          Date:  ______________________________________